COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                             (THE "FUND")

           SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 2005

The section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is replaced in its entirety with the following:

Leonard A. Aplet, a senior vice president of Columbia Management, is the co-manager for the Fund and has co-managed the Fund since January, 1988. Mr. Aplet has been associated with Columbia Management or its predecessors since 1987.

Richard R. Cutts, a senior vice president of Columbia Management, is the co-manager for the Fund and has co-managed the Fund since December, 2002. Mr. Cutts has been associated with Columbia Management or its predecessors since 1994.

Stephen Peacher, a managing director of Columbia Management, is the co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Peacher has been associated with Columbia Management since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team for the previous five years.

SUP-47/90724-0905                                            September 19, 2005